PREPAYMENT FOR DEVELOPMENT OF INTANGIBLE ASSETS / INTANGIBLE ASSET, NET	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
PREPAYMENT FOR DEVELOPMENT OF INTANGIBLE ASSETS / INTANGIBLE ASSET, NET

10. PREPAYMENT FOR DEVELOPMENT OF INTANGIBLE ASSETS / INTANGIBLE ASSET, NET

The Company’s intangible asset consists of an information technology service management system, a computer software platform that is not an integral part of a computer-controlled machine. The intangible asset is capitalized at cost, which includes development costs paid to the system developer and other directly attributable costs of preparing the asset for its intended use.

Capitalization Criteria: Development costs are capitalized when they meet the criteria for recognition as an intangible asset under ASC 350. Specifically, only costs incurred during the application development stage are capitalized. Costs incurred to enhance or extend the performance of the asset beyond its original specifications are also capitalized if they meet the recognition criteria. Maintenance costs or costs incurred during the preliminary project stage are expensed as incurred.

As of December 31, 2025, the Company incurred a payment of HK$11,123,475 in advance to third-party developers for the development of AI-powered corporate management decision platforms and the deployment of Cloud’s enterprise-grade infrastructure that meets the capitalization criteria which was recognized as “Prepayment for development of intangible assets” within non-current assets. Such prepayment will be subsequently transferred to the cost of intangible asset upon the Company’s acceptance of the related deliverables or milestones, as control of the asset is obtained, in the next financial year. The expected date of the usability of those platforms and infrastructure will be in the 4th quarter of 2026.

Following initial recognition, the intangible asset is carried at cost less accumulated amortization and any accumulated impairment losses. The asset is amortized on a straight-line basis over its estimated useful life of 5 years, reflecting the period over which the Company expects to derive economic benefits from the asset.

As of December 31, 2024 and 2025, the balances of the intangible asset are as follows:

	As of December 31,
	2024	2025
	HK$	HK$	US$ (Note 2(e))
Information technology service management system	3,404,743	3,404,743	436,506
Less: accumulated amortization	(1,060,316)	(1,841,791)	(236,127)
Intangible asset, net	2,344,427	1,562,952	200,379

Amortization: Amortization of the intangible asset began in 2023 when the asset was ready for its intended use. The timing of amortization reflects the asset’s readiness for economic use, regardless of its actual deployment or operational use. Amortization expenses for the years ended December 31, 2023, 2024, and 2025, were HK$378,801, HK$681,515 and HK$781,475 (US$100,189), respectively. Amortization is calculated on a straight-line basis over the asset’s useful life of 5 years.

Impairment Considerations: The Company reviews its intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The impairment test compares the carrying amount to the undiscounted future cash flows expected to result from the use of the asset. If the carrying amount exceeds the undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and the fair value of the asset. For the years ended December 31, 2023, 2024, and 2025, no impairment indicators were identified, and no impairment losses were recognized.